Employee Benefits Expense	12 Months Ended
Dec. 31, 2021
Classes of employee benefits expense [abstract]
Employee Benefits Expense

13. Employee benefits expense

Employee benefits expense are detailed as follows:

	For the years ended December 31,
(EUR thousand)	2021	2020	2019
Included in Cost of sales:
Wages and salaries	134,619	123,773	112,687
Social security costs	25,610	22,720	19,815
Pension costs	4,917	4,260	3,965
Included in Selling and Marketing expenses:
Wages and salaries	12,716	11,522	11,033
Social security costs	1,531	1,278	1,422
Pension costs	403	363	349
Included in General and Administrative expenses:
Wages and salaries	26,106	17,313	14,907
Social security costs	3,589	2,900	2,795
Pension costs	545	545	374
Cash settled awards	(10,831)	2,394	1,284
Stock grant plan	1,740	—	—
Included in Research and Development expenses:
Wages and salaries	9,089	6,327	4,184
Social security costs	1,270	857	645
Pension costs	331	232	194
Total employee benefits expense	211,635	194,484	173,654

For the year ended December 31, 2021 personnel costs amount to EUR 211,635 thousand (respectively EUR 194,484 thousand in 2020 and EUR 173,654 thousand in 2019) including non-recurring accrual reversal of EUR (9,884) thousand related to cash settled awards under incentive plans 2012-2021 and 2018-2022 (early terminated in favor of the new stock grant plan 2021-2027). For the years ended December 31, 2020 and 2019 the expenses related to cash settled awards amounted to EUR 2,394 thousand and EUR 1,284 thousand respectively. In the consolidated statement of profit or loss, cash settled awards expenses as well as the stock grant expenses, are mainly included into the General and Administrative line item.

For the year ended December 31, 2021 personnel costs increase by EUR 17,151 thousand compared to the year ended December 31, 2020 and are mainly included in Cost of Sales as a consequence of the new hires to support business growth. Personnel costs increase also in Research and Development due to the significant increase in total number of headcounts and related seniority and geographical allocation of new hires needed to support the new organizational structure of the area. The increase in personnel costs included in General and Administrative expenses is mainly due to the non-recurring out of cycle bonus to personnel amounting to EUR 6,526 thousand which partially off-set the above mentioned cash settled award release.

For the year ended December 31, 2020 personnel costs increase by EUR 20,830 thousand compared to the year ended December 31, 2019 and are mainly included in Cost of Sales as a consequence of the higher production hours. Personnel costs increase also in Research and Development due to the new hires. The increase in personnel costs included in General and Administrative expenses is mainly due to the new managerial positions and the accrued costs for incentive plans.

The average size of the Group's workforce during the year is as follows:

	For the years ended December 31,
	2021	2020	2019
Executives	51	42	37
Managers	126	113	124
Employees	4,284	3,889	3,664
Total Workforce	4,461	4,044	3,825